Exhibit 10.7

National Research Council Canada Conseil national de recherches Canada

Amendment 3 to
Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

THIS IS AN AMENDING AGREEMENT

BETWEEN: NATIONAL RESEARCH COUNCIL OF CANADA (called "**NRC**")

a Departmental Corporation"
forming part of the Government of Canada, which corporation was created by Act of Parliament, R.S.C. 1985, c. N-15 whose head office address is: 1200 Montreal Road, Ottawa, Ontario K1A 0R6 Canada

Human Health Therapeutics (HHT) Research Centre located at:
6100 Royalmount Avenue, Montreal, Quebec H4P 2R2 Canada

Scientific contacts: Freya Vercauteren – freya.vercauteren@cnrc-nrc.gc.ca
Yves Durocher – Email: yves.durocher@cnrc-nrc.gc.ca
Business contact: Alexandre Serrano – Email: alexandre.serrano@cnrc-nrc.gc.ca

AND: ORAGENICS, INC. (called the **"Licensee")**

a corporation under the laws of the state of Florida, the United States of America whose address is: 4902 Eisenhower Boulevard – Suite 125- Tampa, Florida, 33634, U.S.A.

Contact: Michael Sullivan – Email: msullivan@oragenics.com

(Hereinafter collectively referred to as "the **Parties**" and each, a "**Party**")

WHEREAS the Parties entered into a Technology License Agreement signed by NRC on July 26, 2021 [NRC ref. #A-0039781] (called the **"Original Agreement"**) by which NRC granted a licence for internal R&D and Commercial purposes to the Licensee.

WHEREAS the Parties wish to amend the Original Agreement.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1. The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.
2. With reference to Annex A – Stable Cells of the Original Agreement, it is complemented and replaced with the Annex A – Stable Cells enclosed in the present Amendment.
3. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Agreement.

SIGNED by the licensee at Tampa, Florida, U.S.A.

ORAGENICS, INC.

Date: 12/14/2021

Per: /s/Michael Sullivan
Michael Sullivan, CFO/Principal Executive Officer

SIGNED by the **NRC** at Ottawa, Ontario, Canada

Lakshmi Krishnan, - Director General

NATIONAL RESEARCH COUNCIL OF CANADA

Date: 12/15/2021

Per: Krishnan, Lakshmi
Digitally signed by Krishnan Lakshmi
Location: DG, HHT, NRC, Ottawa ON Canada
Date: 2021.12.15 09:50:36 -05'00'

Human Health Therapeutics Research Centre

NRC INTERNAL USE: HHT -- PP&A	# A-0042398 (Orig. A-0039781)	Page 1 of 2

Amendment 3 to Technology License Agreement
BUSINESS CONFIDENTIAL – PROTECTED B

AMENDED ANNEX A – Stable Cells

Stable Cells to be provided to Licensee through the Service Provider

1)	CHO2353TM stable pool expressing the stabilized trimeric Wuhan spike protein antigen
2)	CHO2353TM stable pool expressing the stabilized trimeric South African spike protein antigen
3)	CHO2353TM stable pool expressing the stabilized trimeric DELTA Variant spike protein antigen
4)	CHO2353TM stable pool expressing the stabilized trimeric OMICRON Variant spike protein antigen

For clarity, Additional Stable Cells could be added to the list upon obtaining the NRC’s prior written approval, satisfying all the NRC’s requirements in this respect and the payment of relevant fees as per stated in section 2.6.2 of the Original Agreement.

NRC INTERNAL USE: HHT -- PP&A	# A-0042398 (Orig. A-0039781)	Page 2 of 2